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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 9, 2007

                           WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                 141 Elm Street, Westfield, Massachusetts 01085
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing.

(d) On August 9, 2007, Westfield Financial, Inc. notified the American Stock Exchange of its intent to delist its common stock, par value $.01 per share, from the American Stock Exchange as of the close of trading on August 20, 2007 and its intent to list its common stock on the Nasdaq Global Select Market as of August 21, 2007.

Item 8.01  Other Events.

      On August 9, 2007, Westfield Financial, Inc. issued a press release announcing its intent to delist its common stock from the American Stock Exchange as of the close of trading on August 20, 2007 and its intent to list its common stock on the Nasdaq Global Select Market as of August 21, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Report:

      Exhibit No.      Description
      -----------      -----------

      99.1             Press release dated August 9, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.


                                       By:  /s/ Michael J. Janosco, Jr.
                                            -----------------------------------
                                            Michael J. Janosco, Jr.
                                            Chief Financial Officer & Treasurer


Dated:  August 9, 2007

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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release dated August 9, 2007.

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